Trinity Industries, Inc. November 2014 Exhibit 99.1

2 Forward Looking Statements This presentation contains “forward looking statements” as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity’s Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Agenda I. Overview II. Key Investment Considerations III. Strategy and Vision IV. Financial Highlights V. Appendix

I. Trinity Industries, Inc. Overview 4  Trinity Industries, Inc. is a diversified industrial company that owns a variety of market-leading businesses providing products and services to the energy, transportation, chemical, and construction sectors  Trinity operates through five business segments:  Rail Group  Railcar Leasing and Management Services Group (“Leasing”)  Inland Barge Group  Construction Products Group (“CPG”)  Energy Equipment Group (“EEG”)  The Company serves its customers through manufacturing facilities located in the United States and Mexico and had approximately 18,460 employees at the end of 2013  Total Revenue and EBITDA for the LTM 09/14 was $5,765 million and $1,431 million, respectively External Revenue by Business Group(1) 1 Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 2 FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (2) ($mm) All share and per share information has been retroactively adjusted to reflect the 2-for-1 stock split effective in June 2014.

II. Key Investment Considerations 5 Leading Market Positions Diversified Portfolio of Businesses Flexible and Cost-Effective Manufacturing Seasoned Performers Enrichment Value Focused

Leading Market Positions 6 Rail Group  Leading manufacturer of railcars in North America  Leading manufacturer of railcar axles in North America  Leading manufacturer of railcar coupling devices in North America Railcar Leasing and Management Services Group  Leading provider of railcar leasing and management services Inland Barge Group  Leading manufacturer of inland barges and fiberglass barge covers in the United States Construction Products Group  Leading full-line manufacturer of highway guardrail and crash cushions in the United States  Leading producer and distributor of lightweight and natural aggregates in the western and southwestern United States Energy Equipment Group  Leading manufacturer of structural wind towers in North America  Leading producer of storage containers and tank heads for pressure and non-pressure vessels in North America  Leading provider of tubular steel structures for electricity transmission and distribution in North America

Diversified Portfolio of Businesses 7 PRESENT (LTM 09/14) MEASUREABLE PROGRESS OVER LAST 10 YEARS Total Revenues = $5.8 B Our diversified portfolio of businesses is generating a higher level of EPS on a similar level of deliveries compared to various points in the railcar cycle (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $152 million in LTM 09/14 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (2) (2) Revenues Operating Profit(1) Units (3) $

Flexible and Cost-Effective Manufacturing 8 Flexibility Cost-Effective Trinity's manufacturing flexibility across product and business segments enhances our ability to opportunistically respond to changes in market demand Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments

Enrichment Value Focused



External Reporting Groups
Rail
Leasing
Construction
Energy
Inland Barge
Trinity focuses on collaboration across business segments…
…generating synergies that enrich value and ultimately provide competitive benefits
Operational Focus Areas
Customer Sharing
Internal Component Sourcing
Shared Best Manufacturing Practices
Facility Optimization
Centralized Cost Savings

9

10 Seasoned Performer Across Various Market Conditions  Trinity is uniquely positioned for growth across various economic conditions  Seasoned management team knows how to assess the market, proactively plan for cycles and address changes in economic conditions  Manufacturing flexibility is a core competency, and when combined with our broad product offering allows us to pursue a wide range of orders  Cost-effective manufacturing footprint in the Southern United States and Mexico is a competitive advantage for many of our product lines  Shared synergies across business lines provide unique opportunities  Trinity’s lease fleet of 74,945 railcars provides a strong strategic connection to our customers, as well as a consistent long-term stream of profit and cash flow  Strong liquidity position of approximately $1.3 billion and a solid balance sheet as of September 30, 2014

III. Strategy and Vision: Operational 11 Strategically Grow the Lease Fleet Maximize Manufacturing Efficiency Selectively Build our Backlogs Diversify Through Organic Growth Acquire Complementary Product Portfolios Be a premier, diversified industrial company that generates superior earnings and returns for shareholders

Strategy and Vision: Financial 12 Maintain a conservative and liquid balance sheet to be attractively positioned to capitalize on opportunities Working Capital Capital Expenditures Acquisitions Shareholder Distributions Cash and Cash Equivalents $664 Corporate Revolver Availability - 340 Warehouse Availability - 313 Total Available Liquidity $1,317 mm Balance Sheet Debt ~ $3,660 mm(1) Equity ~ $3,303 mm Available Liquidity ~ $1,317 mm As of 9/30/14 Recourse Debt Senior Notes(1) $400 Convertible Subordinated Notes(1) 450 Capital Leasing Obligations 40 Total Recourse $890 mm Non-Recourse Leasing Debt(2) Warehouse Facility $122 Long-term Financings: Wholly-Owned 1,109 Partially-Owned 1,539 Total Non-Recourse Leasing $2,770 mm (1) Excludes unamortized discount; (2) Leasing railcar equipment has a net book value of $4.6 billion, excluding deferred profit and including partially-owned subsidiaries

13 IV. Financial Highlights Trinity’s Earnings Summary FY 2008 – LTM 09/14(3) LTM as of September 30, 2014(1):  Revenues increased 41% to $5.8 billion from $4.1 billion  Operating profit increased 94% to $1,047 million from $541 million(2)  EBITDA increased 56% to $1,431 million from $917 million  Earnings per common diluted share increased 93% to $4.06 from $2.10 per diluted share Trinity’s EBITDA Summary FY 2008 – LTM 09/14(6) (1) Relative to LTM 09/30/13; All numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations (4) Excludes $325mm pre-tax impact of impairment of Goodwill amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (5) Beginning in FY 2010, TRIP Holdings Revenues and Operating Profit were consolidated with the Leasing Group (6) See Note in Appendix pg. 21 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business (4) (5) (5) ($mm) ($mm)

Guidance and Outlook (As of October 29, 2014) 14 Rail Group Revenues ~ $1.0 – 1.1 billion in Q4 2014 OP Margin ~ 17.5% – 18% in Q4 2014 Shipments ~ 8,100 – 8,300 in Q4 2014 Leasing Group Revenues from Operations ~ $155– 160mm in Q4 2014 OP from Operations ~ $65 - 70mm in Q4 2014 Revenue Eliminations ~ $190 - 200mm in Q4 2014 OP Elimination Impact ~ $30–35mm in Q4 2014 Net Lease Fleet Additions ~ No Consumption of Cash in FY 2014 Inland Barge Group Revenues ~ $165 - 175mm in Q4 2014 OP Margin ~ 13.5% – 14.5% in Q4 2014 Construction Products Group Revenues ~ $135- 145mm in Q4 2014 OP Margin ~ 4.0% – 5.0% in Q4 2014 Energy Equipment Group Revenues ~ $265- 275mm in Q4 2014 OP Margin ~ 9.5% – 10.5% in Q4 2014 Total Company EPS ~ $4.08 – 4.16 in FY 2014; $0.75 - $0.83 in Q4 2014 Manufacturing and Corporate Capital Expenditures ~ $250- 300mm in FY 2014 Elimination Impact of Net Income Attributable to Noncontrolling Interest ~ $8-10mm in Q4 2014 Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Appendix: Operating Business Summaries

16  Trinity delivered 29,075 railcars representing 45% of industry shipments during LTM 09/30/14  Trinity received orders for 40,750 railcars representing 35% of the industry total during LTM 09/30/14  Trinity’s order backlog was a record 51,725 railcars representing 42% of industry backlog as of 09/30/14  Trinity’s record $6.1 billion order backlog reflects a favorable mix of railcars and the strength in the pricing environment for certain railcar types due to strong demand from the oil, gas, and chemical industries Rail Group  Leading manufacturer of railcars, railcar axles, and coupling devices in North America  Broadest product offering for railcar manufacturing in North America  Networking of customers between railcar sales and railcar leasing  Focus on new and advanced engineering designs  Centralized sourcing provides cost savings  Streamlined manufacturing efficiencies Rail Group Highlights Rail Group Revenues and OP Margin(1) (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325mm pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% (1) Sources: Historical data as reported per the Railway Supply Institute. 2014-2018 projections are an average of estimates provided by Global Insight (10/14) and Economic Planning Associates, Inc. (10/14) and are provided as a point of reference. Rail 49% Total LTM 09/14 Rev $5.8B ($mm) (2)

Railcar Leasing & Management Services Group



Leasing
18%
Total LTM 09/14 Rev $5.8B

- Leading provider of comprehensive railcar leasing and management services
- Marketed with railcar sales activities as TrinityRail®
- Provider of operating leases offering 'one stop shopping' for TrinityRail customers and asset management services for institutional investors
- Strengthens relationship with end-user of railcar
- Scale of operations facilitates active participation in secondary market activities for portfolio railcar sales as market conditions warrant
- Secondary market activities generated $222.3 million in Operating Profit during LTM 09/14 compared to $28.4 million during LTM 09/13



Trinity's Lease fleet has grown
at a 16% CAGR since 2000
Total Railcars
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
3/00 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09 12/10 12/11 12/12 12/13 9/14
(1)
(2)

(1) Includes TRIP Holdings starting in 2007
(2) Includes Partially-Owned Subsidiaries

Trinity Leasing's capabilities provide the following advantages:

Strategic Position
- Complements product offering (one-stop shopping)
- Provides Trinity's rail customers option to purchase or lease
- Facilitates ideal method for introduction of new products

Operating Benefits
- Assists in balancing and extending production lines
- Minimizes administrative costs
- Provides an important dashboard of metrics for assessing railcar demand

Financial Results
- Provides attractive cash return on investment
- Minimizes the cyclicality of the company
- Diversifies Trinity's revenue and cash flow
- Access to institutional capital supports strong lease origination capability

Leasing Operating Revenues and Profit (Excludes Car Sales)[3]



$700
$600
$500
$400
$300
$200
$100
$0
($mm)
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
$272
$314
$329
$461
$493
$529
$587
$621
2007
2008
2009
2010
2011
2012
2013
LTM 09/14
TILC Revenue
Operations Margin
PBT Margin

(3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense

17

Barge
11%

Total LTM 09/14 Rev $5.8B

Inland Barge Group

- Leading manufacturer of inland barges and fiberglass barge covers in the United States
- Multiple barge manufacturing facilities on inland waterways enable rapid delivery
- Operating flexibility is a key differentiator
- Barge transportation has a cost advantage in high-cost fuel environments

Replacement demand driver (as of 12/31/13):[4]

- 3,317 out of 17,517 hopper barges, or approximately 19%, are greater than 20 years old
- 981 out of 3,401 tank barges, or approximately 29%, are greater than 20 years old
- Over the past 10 years, 6% more barges were scrapped vs. built (8,220 scrapped vs. 7,743 built from 2003 – 2013)

Hopper Barges



Transports grain & coal

Tank Barges



Transports liquids

(4) Informa Economics (03/2014)

Inland Barge Group Highlights

- Revenues up 2% in LTM 09/14 vs. LTM 09/13 as a result of higher delivery volumes and product mix changes
- Profitability continues to be strong compared to historical averages for this business - Operating Profit margin was 19% during LTM 09/14
- Solid order backlog of $475mm at 09/30/14 due to strong tank barge demand and recovering demand for hopper barges
- Production expansion and conversion activities completed in 2013 to increase manufacturing flexibility of barge plants to shift between tank and hopper barge products

Inland Barge Group Revenues and OP Margin


$800
$700
$600
$500
$400
$300
$200
$100
$-
($mm)
$493
$625
$527
$422
$549
$675
$577
$614
2007
2008
2009
2010 (1)
2011 (2)
2012 (3)
2013
LTM 09/14
24%
21%
18%
15%
12%
9%
6%
3%
0%
Revenues
OP Margin

(1) OP Margin excludes a $5.1mm net gain due to flood-related insurance settlements; reported OP margin 16.3%

(2) OP Margin excludes a $15.5 mm net gain due to flood-related insurance settlements; reported OP margin 19.4%

(3) OP Margin excludes a $3.8 mm net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5%

18

19  Revenues and Operating Profit increased 7% and 33% respectively LTM 09/14 vs. LTM 09/13 as a result of acquisition related volumes in our Aggregates business, partially offset by lower volumes in the highway products business  Portfolio repositioning activities since 2011 include the completion of several acquisitions, including the addition of another custom galvanizing business in the second quarter of 2014 and increased exposure to Aggregates in 2013 Construction Products Group  Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems  Leading producer and distributor of lightweight and natural aggregates in the western and southwestern United States  Diversified exposure to commercial, residential, industrial, and highway markets  Demand tied to the North American infrastructure build out and federal funding  Business has grown both organically and through acquisitions over the last few years Construction Products Group Highlights Construction Products Group Revenues and OP Margin (1) (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010. CPG 9% Total LTM 09/14 Rev $5.8B ($mm) (2)

Energy Equipment Group


EEG
13%
Total LTM 09/14 Rev $5.8B

- Leading manufacturer of structural wind towers, storage containers and tank heads for pressure and non-pressure vessels, and cryogenic transportation equipment used to store and transport liquefied gases in North America
- Low-cost manufacturer with principal storage container production in prime energy market locations
- In August 2014, Trinity completed its acquisition of Meyer Steel Structures ("Meyer"), the utility steel structures division of Thomas & Betts Corporation, a member of the ABB Group, for approximately $593 million in cash. Meyer is one of North America's leading provider of tubular steel structures for electricity transmission and distribution.




WeSMor







Energy Equipment Group Highlights

Structural Wind Towers:

- Backlog of $529 million as of 09/30/14 provides visibility into 2016
- Plants are strategically located along the central corridor where the majority of wind farms are installed

Tank Storage Containers and Other:

- Acquired WesMor Cryogenics and Alloy Custom Products in Q1 2014 to broaden our presence in the cryogenics container market
- Acquired Platinum Energy Services in Q1 2014 to expand our product portfolio to include energy related equipment used at the well-site and in midstream locations
- Currently experiencing strong demand in our storage containers and tank heads businesses as a result of the Energy Renaissance occurring across North America

Energy Equipment Group Revenues & OP Margin


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
($mm)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
$434
$633
$510
$420
$473
$559
$665
$896
2007
2008
2009
2010
2011
2012
2013
LTM 09/14
Wind Tower Revenues
Other Revenues
OP Margin

20

Reconciliation of EBITDA(1) (in millions)

	2008	2009	2010	2011	2012	2013	LTM 09/14 (2)
Income (loss) from continuing operations	$266.8	($140.8)	$69.4	$146.8	$251.9	$386.1	$681.8
Add:							
Interest expense	109.4	123.1	182.1	185.3	194.7	187.3	187.2
Provision/(Benefit) for income taxes	163.5	(11.5)	37.3	92.2	134.0	204.4	335.4
Depreciation & amortization expense	126.8	147.1	180.9	187.7	193.7	211.5	226.8
Goodwill impairment	-	325.0	-	-	-	-	-
Earnings from continuing operations before interest expense, income taxes, and depreciation and amortization expense	$666.5	$442.9	$469.7	$612.0	$774.3	$989.3	$1,431.2

"EBITDA" is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

(1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company's Concrete business

(2) Includes results of operations related to TRIP starting January 1, 2010

21

Reconciliation of PBT Margin – Railcar Leasing and Management Services Group 22 (in millions except for PBT Margin) 2007 2008 2009 2010 2011 2012 2013 LTM 09/14 From Leasing Operations: Revenue 272$ 314$ 329$ 461$ 493$ 529$ 587$ 621$ Operating Profit 112 124 129 200 225 243 267 283 Less: Interest Expense (43) (67) (80) (139) (161) (174) (157) (152) Profit before tax (PBT) 69$ 57$ 48$ 62$ 64$ 68$ 110$ 131$ PBT Margin 25% 18% 15% 13% 13% 13% 19% 21%